Exhibit 23.5


                               CONSENT OF COUNSEL



   We consent to the reference to our firm under the heading "Certain Federal Income Tax Consequences" in the Form S-4 Registration Statement to be filed by Sykes Enterprises, Incorporated.



                                            ROBINSON, BRADSHAW & HINSON, P.A.



   Charlotte, North Carolina
   January 22, 1997